January 3, 2014

TOUCHSTONE VARIABLE SERIES TRUST

Supplement to the Prospectus and

Statement of Additional Information Dated April 30, 2013

On December 11, 2013, at a Special Meeting of Shareholders of the Touchstone Enhanced ETF Fund (the “Fund”), a series of Touchstone Variable Series Trust (the “Trust”), shareholders approved the reorganization of the Fund into the Touchstone Aggressive ETF Fund, a separate series of the Trust.  Accordingly, the reorganization, as presented in the Prospectus/Proxy Statement filed with the Securities and Exchange Commission on September 20, 2013 and amended on October 25, 2013, became effective as of close of business on December 13, 2013. Accordingly, all references and sections relating to the Fund are deleted.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 • Providence, RI 02940-8078

Phone: 800.543.0407 • www.TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC

A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-1006-TVST-ENH-S1-1304